EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


             As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated February 3, 1998, included in the Annual Report on Form 10-K of Scotsman Industries, Inc. for the year ended December 28, 1997, and to all references to our firm included in this Registration Statement.




                                                      ARTHUR ANDERSEN LLP


   Chicago, Illinois
   June 25, 1998